                                                                    EXHIBIT 10.4


                   THE ACCELGRAPHICS, INC. 401(K) SAVINGS AND
                                 RETIREMENT PLAN
                       HIGHLIGHTS AND GENERAL INFORMATION


PLAN NAME:                   The AccelGraphics, Inc. 401(k) Savings & Retirement
                             Plan.

EFFECTIVE DATE:              The effective date of the PLAN is January 1, 1995.

TYPE OF PLAN:                A 401(K) PLAN

PLAN YEAR:                   The PLAN YEAR is the 12-month period beginning on
                             January 1 each year and ending on December 31.
                             Records for the PLAN are kept on a PLAN YEAR basis.

YOUR EMPLOYER:               AccelGraphics, Inc.
                             1942 Zanker Road
                             San Jose, CA      95112
                             Employer Identification Number:
                             77-0388689
                             Plan Number:  001

PLAN ADMINISTRATOR:          AccelGraphics, Inc. will serve as PLAN
                             ADMINISTRATOR. Nancy Bush has been designated to represent the PLAN ADMINISTRATOR. You may contact your PLAN ADMINISTRATOR at: AccelGraphics, Inc.,
                             1942 Zanker Road, San Jose, CA, 95112 (408)452-0185

ELIGIBILITY REQUIREMENTS:    -    21 years of age
                             -    U.S. citizen or FOREIGN NATIONAL
                             -    residing in the U.S.

YOUR CONTRIBUTIONS:          -    PRE-TAX CONTRIBUTIONS--1% to 20% of your
                                  ELIGIBLE EARNINGS

                             - ROLLOVER CONTRIBUTIONS--funds transferred to your ACCOUNT either directly from a QUALIFIED retirement savings PLAN or indirectly through an INDIVIDUAL RETIREMENT ACCOUNT (IRA)

VESTING:                     -    100% immediate VESTING in all contributions
                                  made to your ACCOUNT


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

TO MAKE CHANGES TO
YOUR ACCOUNT:                -    Call AnswerLine/Direct Request at
                                  1-800-24-CIGNA

                             -    Contact your PLAN ADMINISTRATOR

TAKING MONEY OUT
OF YOUR ACCOUNT:             -    LOANS
                             -    WITHDRAWALS:
                                  -   At age 59-1/2
                                  -   Once per PLAN YEAR from your ROLLOVER
                                      CONTRIBUTIONS
                                  -   At any time from your POST-TAX
                                      CONTRIBUTIONS
                                  -   For financial hardships
                             -    DISTRIBUTIONS:
                                  -   Termination
                                  -   Retirement
                                  -   DISABILITY
                                  -   Death (payment made to your
                                      beneficiary(ies))

Note: There may be limits and tax liabilities on PLAN payments: please see your PLAN ADMINISTRATOR for details.

PAYMENT OPTION:              One-time lump sum cash payment

TRUSTEES:                    Nancy E. Bush, Jeffrey W. Dunn, AccelGraphics,
                             Inc., 1942 Zanker Road, San Jose, CA 95112

AGENT FOR LEGAL PROCESS:     Your PLAN  ADMINISTRATOR  and the  TRUSTEES are
                             designated to receive any summons or legal notice informing the PLAN of a legal action in which it may be involved.

PLAN FIDUCIARIES:            The PLAN'S fiduciaries are the PLAN
                             ADMINISTRATOR and the TRUSTEES.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                      USING THIS "SUMMARY PLAN DESCRIPTION"


         If you make this PLAN your primary method of retirement saving, you may be able to reach your goals more quickly. Whether you've already begun to save for your future or are Just thinking about it, the information contained in this booklet is very important to you. Please read it very carefully.

         We recognize that some aspects of the PLAN are difficult to understand. For this reason, we have included examples throughout this booklet, which will always appear in shaded boxes like the following example.

EXAMPLE:

================================================================================

All of the examples in this booklet will be based on the following fictional employees:

         1.    BOB SMITH, Age 20
               Hire Date:  January 1, 1993
               Annual Salary: $15,000

         2.    SALLY KEE, Age 45
               Hire Date:  January 1, 1988
               Annual Salary: $20,000

================================================================================

         Definitions of words or phrases that appear bolded and italicized (e.g., PLAN) can be found in the Glossary at the end of the booklet. Following the Glossary, you will find an Index containing IRS terms and acronyms that you may have encountered. These terms are also bolded and italicized throughout the text.

         Remember that the information in this booklet is only an overview of the important provisions of your PLAN. Every effort has been made to accurately describe the PLAN provisions which are contained in the PLAN document. If there is a difference between this booklet and the PLAN document, the PLAN document will govern. You can review the PLAN in the PLAN ADMINISTRATOR'S office during regular business hours if you have any questions this booklet doesn't answer. If you want your own copy of the PLAN, please write your PLAN ADMINISTRATOR. There may be a small charge.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                                TABLE OF CONTENTS


                                                                           Page
 1. Introduction............................................................  1
    Why You Should Be a Part of the Plan....................................  1
    How the AccelGraphics, Inc. 401(k) Savings & Retirement Plan Works......  1

 2. Eligibility and Enrollment..............................................  1

 3. Plan Contributions......................................................  2
    Pre-Tax Contributions...................................................  2
    Rollover Contributions..................................................  2
    The Limit on Total Contributions........................................  2

 4. Obtaining Information About Your Account................................  3
    Your Participant Financial Statement....................................  3
    AnswerLine/Direct Request--1-800 Phone Inquiry..........................  3

 5. Your Investment Options.................................................  4

 6. Making Changes..........................................................  4
    Changing the Amount of Your Future Contributions........................  4
    Transferring Funds and/or Changing Your Investment Choices..............  4

 7. Taking Money Out of the Plan............................................  5
    Loans...................................................................  5
    Withdrawals from Your Account...........................................  7
    Withdrawals of Rollover Contributions...................................  7
    Withdrawals Once You Reach Age 59-1/2...................................  7
    Hardship Withdrawals of Pre-Tax Contributions...........................  7
    Distributions...........................................................  8
    Rollover Distributions..................................................  9
    Choosing Your Payment Options........................................... 10

 8. Termination of Employment............................................... 11

 9. Tax Rules Affecting Plan Payments....................................... 11
    Mandatory 20% Withholding............................................... 11
    10% Additional Penalty Tax.............................................. 12

10. Survivor Benefits....................................................... 12
    Payment of Survivor Benefits to Your Spouse............................. 13
    Payment of Survivor Benefits to a Nonspouse Beneficiary................. 13

11. Events That May Affect Your Account..................................... 13
    Operational and Administrative Expenses................................. 13
    If the Plan Is Terminated............................................... 13
    If Circumstances Require the Delay of a Withdrawal...................... 14
    Transfers from the Guaranteed Long-Term Fund May Be Limited............. 14
    If Court Issues a Domestic Relations Order.............................. 14

                                TABLE OF CONTENTS
                                    (cont'd)

    If You Are a Highly Compensated Employee................................ 14

12. Your ERISA Rights....................................................... 15
    If Your Request for Retirement Income is Denied......................... 15
    Requesting a Review of the Denial....................................... 16
    Time Extensions......................................................... 17
    Other Rights You May Have............................................... 17
    Approval by the IRS..................................................... 17

13. Glossary................................................................ 17

14. Index of Acronyms and IRS Terms......................................... 21

         1. INTRODUCTION

         WHY YOU SHOULD BE A PART OF THE PLAN

         In the following pages, you will read about one of your most important company benefits, the AccelGraphics, Inc. 401(k) Savings & Retirement Plan. If you become a PARTICIPANT, you can:

         - Reduce the amount of taxes you own now;

         - Postpone paying taxes on money you save and the investment income it earns; and

         - Build retirement equity for your future.

         HOW THE ACCELGRAPHICS, INC. 401(K) SAVINGS & RETIREMENT PLAN WORKS

         When you enroll in the PLAN, you decide what percentage of your pay you want to save through the PLAN and how you would like your savings invested. You may contribute from your gross (pre-tax) salary. The money you put into the PLAN is automatically deducted from your paycheck, deposited into your individual ACCOUNT, and invested according to your instructions.

         There are some limits to these contributions which you will find explained in detail in Chapter 3, Plan Contributions, on page 3.

         You control your ACCOUNT. You may change the amount you choose to contribute or stop contributing altogether. You may also make changes in the way your money is invested.

         2. ELIGIBILITY AND ENROLLMENT

         You can enroll in the AccelGraphics, Inc. 401(k) Savings & Retirement Plan if you meet the following requirement:

            -   You are 21 years old
            -   You are a U.S. citizen or FOREIGN NATIONAL residing in the U.S.

         Once you are eligible to participate, your PLAN ADMINISTRATOR will provide you with enrollment information. Your participation will be effective on the first day of the month next following the date you enroll.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

         If you are a FORMER EMPLOYEE who has been rehired, please consult your PLAN ADMINISTRATOR for details about your participation in the AccelGraphics, Inc. 401(k) Savings & Retirement Plan.

         3. PLAN CONTRIBUTIONS

         PRE-TAX CONTRIBUTIONS

            PRE-TAX CONTRIBUTIONS are subtracted from the amount you report to the IRS as taxable income. You will pay no income taxes on PRE-TAX CONTRIBUTIONS or investment earnings on these contributions until you take them out of the PLAN.

            You may contribute an amount from 1% to 20% of your ELIGIBLE EARNINGS. PRE-TAX CONTRIBUTIONS will automatically be deducted from your paycheck each pay period.

================================================================================
                     ANNUAL   % PRE-TAX    TOTAL ANNUAL
          EMPLOYEE    PAY    CONTRIBUTION  CONTRIBUTION
================================================================================
         Bob Smith  $15,000       3%           $450
--------------------------------------------------------------------------------
         Sally Kee  $20,000       6%          $1,200
================================================================================

            LIMITS ON PRE-TAX CONTRIBUTIONS

            The IRS limits the total amount of your PRE-TAX CONTRIBUTIONS each year. This amount is adjusted for inflation every year. For 1995, the limit is $9,240. This limit applies to amounts you contribute to 401(K) PLANS. Any amount that you contribute in excess of this limit will be returned to you and treated as taxable income.

         Rollover Contributions

         Money from your former EMPLOYER'S qualified retirement plan may be "rolled over" to your account either directly or through an INDIVIDUAL RETIREMENT ACCOUNT (IRA). There are special rules for ROLLOVER CONTRIBUTIONS. Please contact your PLAN ADMINISTRATOR for more details.

         The Limit on Total Contributions

         In addition to the annual limit on PRE-TAX CONTRIBUTIONS, there is also a limit on the total amount of all types of contributions (excluding ROLLOVER CONTRIBUTIONS) you receive each year. This limit is the smaller of two amounts:

                  -   $30,000 (to be adjusted for inflation each year); or


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                  -   25% of your salary.

         The IRS also places special limitations on the contributions of HIGHLY COMPENSATED EMPLOYEES. If you need more information on these limits, please see your PLAN ADMINISTRATOR.

         4. OBTAINING INFORMATION ABOUT YOUR ACCOUNT

         There are several ways to get information and answers to questions about your ACCOUNT.

         YOUR PARTICIPANT FINANCIAL STATEMENT

         Periodically you will receive a statement which summarizes all the activity in your ACCOUNT, including new contributions, WITHDRAWALS and LOANS, as well as earnings/losses on your investments.

         ANSWERLINE/DIRECT REQUEST--1-800 PHONE INQUIRY

         The AnswerLine/Direct Request service allows you to make changes to your investments, change the amount you contribute and obtain information about your ACCOUNT. Using AnswerLine/Direct Request is very easy. To access AnswerLine/Direct Request, call 1-800-24-CIGNA (1-800-242-4462). A series of voice prompts will guide you through the inquiry and transaction process.

                  To access AnswerLine/Direct Request, you will need:

                  -   A touch-tone phone

                  -   Your Social Security Number

                  -   Your assigned Personal Identification Number (PIN)

         AnswerLine/Direct Request is available Monday through Friday, 8:00 a.m. to 12:00 a.m., and Saturday and Sunday, 8:00 a.m. to 4:00 p.m., eastern time.

         5. YOUR INVESTMENT OPTIONS

         You can choose to invest contributions in the wide variety of funds offered under your PLAN. Each of these funds is designed with a specific investment objective. You should become familiar with each fund's investment goals and level of risk before making your investment decision.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

         Information on the funds was included with your enrollment materials and is available through AnswerLine. Please contact your PLAN ADMINISTRATOR if you would like further information on the funds your PLAN offers.

         6. MAKING CHANGES

         As your personal situation changes, you may decide to change the amount you elect to contribute and/or your investment choices. Your PLAN allows you to make the changes you need by following these simple guidelines:

         CHANGING THE AMOUNT OF YOUR FUTURE CONTRIBUTIONS

         You can change the amount of your PRE-TAX CONTRIBUTIONS on January 1, April 1, July 1 or October 1.

         TRANSFERRING FUNDS AND/OR CHANGING YOUR INVESTMENT CHOICES

         You may change the way your future contributions are invested among your PLAN'S various investment funds. You may also transfer money already in your ACCOUNT between the funds. To perform these transactions you may call AnswerLine/Direct Request or contact your PLAN ADMINISTRATOR.

         Transfers do not change the way your future contributions are allocated; if you want to change the way your future contributions will be invested, you must specifically request such a change.

         You will receive written confirmation of your transaction by mail.

         7. TAKING MONEY OUT OF THE PLAN

         Please read this section very carefully before deciding to take money out of your ACCOUNT. You should also review Chapter 10, Tax Rules Affecting Plan Payments. on page 9.

         You may receive money from your ACCOUNT in three ways:

                  -   LOANS

                  -   WITHDRAWALS

                  -   DISTRIBUTIONS

         LOANS


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

         Your PLAN lets you borrow from your ACCOUNT BALANCE. To apply for a LOAN, you must be an ACTIVE EMPLOYEE and you may not already have more than one LOAN outstanding. If you are married, your spouse may need to consent to your taking a LOAN.

                  TYPES OF LOANS:

                  -   General purpose LOAN

                  -   LOAN used to purchase your primary residence

                  LIMITS ON THE AMOUNT YOU MAY BORROW

                  The minimum amount you can borrow is $1000. The maximum is 50% of your entire ACCOUNT BALANCE. You may never borrow more than $50,000 minus the highest outstanding balance on any individual PLAN LOAN during the last 12 months.

                  APPLYING FOR A LOAN

                  You may request a LOAN by filling out an application form provided by your PLAN ADMINISTRATOR.

                  You will be required to sign a note promising to repay the amount of the LOAN, plus interest. This promissory note verifies that your ACCOUNT BALANCE will be used as collateral, guaranteeing that your LOAN will be paid back to your ACCOUNT.

                  Your LOAN request will be based on the same criteria used by commercial lending institutions. Your PLAN ADMINISTRATOR has the authority to set interest rates based on regulatory guidelines. Since interest rates are changing constantly, you should check with your PLAN ADMINISTRATOR for the current rate at the time of your LOAN application. Once your LOAN is approved, the rate will remain in effect until you repay the LOAN.

                  If you change your mind about a LOAN after receiving an application from your PLAN ADMINISTRATOr, simply discard the application. However, LOANS approved by your PLAN ADMINISTRATOR cannot be canceled.

                  LOAN REPAYMENT

                  Generally, you may take up to five years to repay a general purpose LOAN, in equal monthly installments. If you are using the LOAN to purchase your primary residence, your PLAN ADMINISTRATOR may allow you a longer repayment period. You must repay the LOAN through payroll deductions. While you are on an authorized unpaid leave of absence, you are not required to make loan payments for up to a year.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                  Your PLAN may allow you to prepay your LOAN, at any time, without penalty. When you repay the LOAN, both the principal and the interest will be reinvested in your ACCOUNT.

                  DEFAULTING ON A LOAN

                  If you do not make any payment due within any 90-day period, your PLAN ADMINISTRATOR may determine that your LOAN is in default. If this happens:

                  -   The full amount will be due and payable immediately.

                  - The outstanding balance of the LOAN will be reported to the IRS as ordinary income and you will have to pay federal and state income tax on this amount.

                  -   Future applications you make for a LOAN may be denied.

                  If you think you are in danger of defaulting on a LOAN, contact your PLAN ADMINISTRATOR immediately.

         WITHDRAWALS FROM YOUR ACCOUNT

         Under certain circumstances, you are permitted to withdraw money from your ACCOUNT while you are working. In some cases, these WITHDRAWALS, are not restricted. In other cases they are subject to specific requirements. If you are married, your spouse may need to consent to your taking a WITHDRAWAL.

         Note: The law does not permit you to repay any WITHDRAWALS--that is, to put the funds back into the PLAN for continued tax-free accumulation.

         WITHDRAWALS OF ROLLOVER CONTRIBUTIONS

         You may WITHDRAW all or a portion of the value of your ROLLOVER CONTRIBUTIONS once during a PLAN YEAR at any time.

         WITHDRAWALS ONCE YOU REACH AGE 59-1/2

         You may WITHDRAW all or a portion of your ACCOUNT BALANCE once you have reached age 59-1/2.

         HARDSHIP WITHDRAWALS OF PRE-TAX CONTRIBUTIONS

         HARDSHIP WITHDRAWALS of PRE-TAX CONTRIBUTIONS are treated differently than HARDSHIP WITHDRAWALS of other types of contributions.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

         To obtain approval for a HARDSHIP WITHDRAWAL of your PRE-TAX CONTRIBUTIONS, you must demonstrate to your PLAN ADMINISTRATOR that you have a "serious financial hardship" due to one of the following reasons:

                  - Medical expenses for which you will not be reimbursed, which have been or will be incurred by you, your spouse, or any of your dependents.

                  - Costs directly related to the purchase of your primary residence (not including mortgage payments).

                  - Tuition payments and related educational fees for the next 12 months of post-secondary education for you, your spouse, your children, or any of your dependents.

                  - Payments needed to prevent your eviction from your personal residence or to prevent foreclosure on the mortgage on your residence.

         The IRS mandates that earnings on your PRE-TAX CONTRIBUTIONS may not be withdrawn even in the case of financial hardship.

         In the case of a serious financial hardship, you are allowed to withdraw only the amount you need in order to resolve that hardship; however, you can withdraw enough to cover any federal, state and local taxes, and penalties which may result from the WITHDRAWAL.

         DISTRIBUTIONS

         You are automatically eligible to receive a DISTRIBUTION of your ACCOUNT BALANCE when you:

                  -   Retire

                  -   Terminate

                  -   Become DISABLED

                  - Die (in which case payment will be made to your BENEFICIARY(IES))

                  NORMAL RETIREMENT

                  NORMAL RETIREMENT under this PLAN occurs when you reach age 65 or older. If you are an ACTIVE EMPLOYEE on or after the date you turn 65, you will be eligible to


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA
receive a full DISTRIBUTION regardless of your YEARS OF SERVICE when you leave the company.

                  AFTER AGE 70-1/2

                  If you're still employed on or after age 70-1/2, you must begin to receive a DISTRIBUTION of your ACCOUNT not later than April 1 following the calendar year in which you reach the age of 70-1/2.

                  TERMINATION

                  If you leave employment before you retire, you will be entitled to a lump sum payment equal to your ACCOUNT BALANCE which you may take as a personal cash payment or roll over into either your own INDIVIDUAL RETIREMENT ACCOUNT (IRA) or another QUALIFIED PLAN.

                  For information on your potential tax liabilities, see Chapter 10, Tax Rules Affecting Plan Payments, on page 9, and the section on Rollover Distributions below.

                  PERMANENT DISABILITY

                  If you become permanently DISABLED while employed, you will be eligible for a full cash DISTRIBUTION, regardless of your YEARS OF SERVICE. You are considered permanently DISABLED if:

                  - You are unable to work for pay because of a medically certified physical or mental impairment; or

                  -   You qualify for social security DISABILITY payments.

                  DEATH

                  If you die while employed, your BENEFICIARY(IES) will receive the full value of your ACCOUNT. If you are married, your spouse will be the BENEFICIARY unless he or she has willingly given up that right. This is discussed in more detail in Chapter 11, Survivor Benefits, on page 9.

         ROLLOVER DISTRIBUTIONS

         You may defer paying tax on some taxable payments by electing a rollover DISTRIBUTION, for payments of $200 or more, instead of a personal payment. There are two different types of rollover DISTRIBUTIONS:

                  DIRECT ROLLOVER


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                  In a direct rollover, all funds due to you are sent to either an INDIVIDUAL RETIREMENT ACCOUNT (IRA) or another QUALIFIED PLAN. No funds are paid to you. By directly rolling over the taxable portion of your funds, you avoid the mandatory 20% withholding. See Chapter 10, Tax Rules Affecting Payments, on page 9. If you have an outstanding LOAN and you want to roll over your entire ACCOUNT balance, you must either repay your LOAN before taking a DISTRIBUTION or roll over the LOAN'S promissory note. However, the LOAN'S promissory note may not be rolled over to an IRA. It may only be rolled over to another QUALIFIED PLAN.

                  If you terminate employment with an outstanding LOAN balance, in order to prevent it from being considered in default, you may request that the LOAN'S promissory note be directly rolled over to another QUALIFIED PLAN, subject to the provisions of the receiving PLAN and the LOAN'S promissory note.

                  Your payment will not be taxed until you take it out of the IRA or QUALIFIED PLAN. Therefore, you will pay no tax on it in the current year and no income tax will be withheld from the payment.

                  INDIRECT ROLLOVER

                  In an indirect rollover, all funds are first paid to you. Your PLAN ADMINISTRATOR is required by law to withhold 20% of the taxable portion of your funds for income taxes. The 20% withheld is credited to your taxes due when you file your income tax return. You may roll over the remaining 80% of the funds to an INDIVIDUAL RETIREMENT ACCOUNT (IRA) or another QUALIFIED PLAN within 60 days of the time you receive the DISTRIBUTION.

         You will not be taxed on the amount rolled over until you take the money out of the IRA or QUALIFIED PLAN.

         If you wish to roll over the full 100% of the taxable portion of your payment, you will have to make up 20% of the payment from another source. If you only roll over the 80% that you actually received, you will be taxed on the 20% that was withheld but not rolled over. See Chapter 10, Tax Rules Affecting Plan Payments, on page 9.

         CHOOSING YOUR PAYMENT OPTIONS

         Your PLAN offers a single lump sum DISTRIBUTION in addition to the rollover DISTRIBUTIONS described above. Your PLAN ADMINISTRATOR will give you a notice that describes the features of this form of payment, as well as its relative value to you.

         There are several choices you may need to make. You may choose to:

                  -   Consent to the payment;


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                  - Postpone payment to a later date (unless you are retiring after your NORMAL RETIREMENT DATE, in which case you are generally not permitted to postpone payment); or

                  - Take no action, in which case payment will generally be made at your NORMAL RETIREMENT DATE, in the form of a single-sum cash payment.

         Once payments begin, your choice may not be changed, no matter what the circumstances.



                  SPOUSAL CONSENT

                  If you are married, your spouse may need to agree to any payment. Your spouse's consent must meet certain rules:

                  -   He or she must sign a consent form.

                  - Either the signature must be notarized or a representative from the PLAN must sign the form, witnessing your spouse's signature.

                  -   The form must state what your spouse has agreed to

                  Spousal consent can be waived when the PLAN ADMINISTRATOR receives adequate proof that your spouse cannot be located.

                  If you have additional questions about spousal consent requirements, you should contact your PLAN ADMINISTRATOR.

         8.       TERMINATION OF EMPLOYMENT

         If you leave the company, you are entitled to the value of all your PRE-TAX CONTRIBUTIONS.

         9.       TAX RULES AFFECTING PLAN PAYMENTS

         MANDATORY 20% WITHHOLDING

         Whenever you receive a DISTRIBUTION from the PLAN, other than periodic annuity or installment payments, and there is no direct rollover to an IRA or another QUALIFIED PLAN, the IRS requires your Plan ADMINISTRATOR to withhold 20% of the DISTRIBUTION. This 20%


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA
withholding is not a tax; it is credited to any future federal income tax that you may owe. This amount will automatically be deducted from the amount paid to you.

--------------------------------------------------------------------------------
Example:

Sally Kee, age 45, decides to leave the company. She initially elects a personal payment of her account balance. A month later, she starts a new job and wishes to roll over her distribution into her new employees qualified plan.

    Her account balance is:                               $10,000
    Less 20% withholding:                                 - 2,000
                                                          -------
    Total cash received                                   $ 8,000

--------------------------------------------------------------------------------

         10% ADDITIONAL PENALTY TAX

         Any payment of taxable money from your ACCOUNT is generally subject to an additional 10% federal tax penalty if you take it out "early," which is defined as:

                  -   Before you reach the age of 59-1/2.

                  -   For reasons other than permanent DISABILITY or death

         This penalty tax does not apply to the following types of payments:

                  - Any full DISTRIBUTION made when you terminate employment at or after age 55.

                  - Any WITHDRAWALS used to pay unreimbursed medical expenses for you or your dependents, as long as those unreimbursed medical expenses are more than 7.5% of your adjusted gross income, as reported on your Form 1040 federal tax return.

                  - Any DISTRIBUTION made under the terms of a QUALIFIED DOMESTIC RELATIONS ORDER, which is a court order creating or recognizing an alternate payee's (e.g., spouse, former spouse, child) right to part or all of your PLAN benefits. See Chapter 12, Events That May Impact Your Account, on page 11 for more information about DOMESTIC RELATIONS ORDERS.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                  - Any corrective DISTRIBUTIONS necessary to comply with IRS contribution limits.

                  - Any DISTRIBUTIONS or WITHDRAWALS of your POST-TAX CONTRIBUTIONS. (The 10% additional penalty tax will apply, however, to investment gains on these contributions.)

         If you have questions about tax rules affecting PLAN payments, please contact your tax advisor.

         10.      SURVIVOR BENEFITS

         Survivor benefits are an important part of the financial security and peace of mind this PLAN provides. In this section, we discuss these benefits in more detail as well as the decisions you'll need to make about them before you retire.

         PAYMENT OF SURVIVOR BENEFITS TO YOUR SPOUSE

         If you die before you've started to receive payment of your benefit, your spouse is entitled to a lump sum payment of your ACCOUNT.

         Your spouse's choice of payment options may be limited by certain IRS tax rules, in which case your PLAN ADMINISTRATOR will provide your spouse with any necessary information.

         With a cash payment, the DISTRIBUTION must be made no later than five years after your death.

         PAYMENT OF SURVIVOR BENEFITS TO A NONSPOUSE BENEFICIARY

         If you die before you've started to receive payment of your ACCOUNT:

         If your ACCOUNT BALANCE is more than (or at the time of any prior DISTRIBUTION was more than) $3,500, your BENEFICIARY will receive payment of your ACCOUNT BALANCE within a reasonable period after the PLAN ADMINISTRATOR has been notified of your death. Your BENEFICIARY may also specifically choose to postpone a cash payment for up to five years after your death.

         11.      EVENTS THAT MAY AFFECT YOUR ACCOUNT

         Here are some of the events that could have an impact on your ACCOUNT. Please note how your contributions and/or benefits would be affected in each case.

         OPERATIONAL AND ADMINISTRATIVE EXPENSES


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

         These expenses may be deducted from your ACCOUNT.

         IF THE PLAN IS TERMINATED

         You may expect the PLAN to continue indefinitely; however, unforeseen circumstances may occur. If this PLAN is terminated and a successor qualified salary deferral retirement PLAN is not established, you will be entitled to receive payment of your ACCOUNT BALANCE.

         IF CIRCUMSTANCES REQUIRE THE DELAY OF A WITHDRAWAL

         All WITHDRAWALS may be delayed by Connecticut General Life Insurance Company under certain circumstances. A description of these situations may be obtained from your PLAN ADMINISTRATOR. Regardless of the circumstances, there will be no delay in payment in cases of death, retirement, termination of employment, or total and permanent DISABILITY.

         TRANSFERS FROM THE GUARANTEED LONG-TERM FUND MAY BE LIMITED

         Under certain circumstances the amount transferred from the guaranteed long-term fund to other investment funds may be limited by Connecticut General Life Insurance Company. Please see your PLAN ADMINISTRATOR for further information on transferring funds from the guaranteed long-term fund.

         IF COURT ISSUES A DOMESTIC RELATIONS ORDER

         If you become divorced or separated, the court may assign part or all of your benefit to an alternate payee (such as your spouse, former spouse, child or other dependent) through a DOMESTIC RELATIONS ORDER. This is a court order that recognizes the alternate payee's right to part or all of your benefit. While ERISA (the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974) generally protects PLAN benefits against creditors, DOMESTIC RELATIONS ORDERS that are deemed qualified by the PLAN ADMINISTRATOR are an exception.

         A QUALIFIED DOMESTIC RELATIONS ORDER (QDRO) can force payment of benefits to an alternate payee even though the PLAN prohibits DISTRIBUTIONS earlier than retirement, termination, death, or DISABILITY. The law requires that your PLAN ADMINISTRATOR determine, within a reasonable amount of time, whether the DOMESTIC RELATIONS ORDER is qualified. Your PLAN ADMINISTRATOR must follow specific procedures to ensure that your benefits are properly distributed. This can sometimes be a time-consuming process. You and each alternate payee will be notified of the PLAN ADMINISTRATOR'S decision.

         IF YOU ARE A HIGHLY COMPENSATED EMPLOYEE


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

         To ensure that the PLAN does not offer unfair advantages to some employees over others, the Internal Revenue Code places some restrictions on the participation in the PLAN by HIGHLY COMPENSATED EMPLOYEES. To make sure these restrictions are followed, certain tests are performed each year and any necessary corrective actions must be taken.

         Most employees are permitted to save up to 25% of their ELIGIBLE EARNINGS on a tax-deferred basis. However, HIGHLY COMPENSATED EMPLOYEES may be limited in the amounts they may contribute to the PLAN.

         The Internal Revenue Code has also placed limits on the amounts of EMPLOYER contributions made to the ACCOUNTS of HIGHLY COMPENSATED EMPLOYEES.

         If you are a HIGHLY COMPENSATED EMPLOYEE, you should contact your PLAN ADMINISTRATOR to see how your ACCOUNT may be affected by these restrictions.

         12.      YOUR ERISA RIGHTS

         PARTICIPANTS in the PLAN have certain rights and protection under the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, commonly known as ERISA. ERISA states that, as a PLAN PARTICIPANT, you are entitled to:

                  - Examine, without charge, all PLAN documents at the PLAN ADMINISTRATORS' office and other specified locations. These documents include insurance contracts and copies of all documents, such as annual reports and PLAN descriptions, filed by the PLAN with the U.S. Department of Labor:

                  - Obtain copies of all PLAN documents and other PLAN information upon a written request directed to the PLAN ADMINISTRATOR. The PLAN ADMINISTRATOR may charge a reasonable amount for the copies; and

                  - Receive a summary of the PLAN'S annual financial report. The PLAN ADMINISTRATOR is legally required to give PARTICIPANTS a copy of this summary annual report.

         Further, you may not be fired or discriminated against in any way as a means of preventing you from obtaining your RETIREMENT BENEFITS, or exercising your rights under ERISA.

         IF YOUR REQUEST FOR RETIREMENT INCOME IS DENIED

         ERISA regulations describe steps that must be taken in the rare cases when a claim for payment is denied, either in whole or in part. A claim might be denied if:


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                  - The PLAN ADMINISTRATOR does not believe that you are entitled to Payment; or

                  - The PLAN ADMINISTRATOR disagrees with the payment amount to which you believe you are entitled.

         If your claim is denied, the PLAN ADMINISTRATOR has to notify you in writing within 90 days after receiving your claim. The notice must contain the following information:

                  -   The specific reason(s) your claim was denied.

                  -   The PLAN provisions that support the denial.

                  - If your application was incomplete, the additional information needed to complete your claim request and an explanation of why it is needed.

                  - Information on what you need to do in order to have the claim denial reviewed.

         If you do not receive notice on the status of your claim from the PLAN ADMINISTRATOR within 90 days, or within 180 days if it is a special case (see Time Extensions on page 14 in this chapter), you can assume your claim has denial been denied and you may request a review of your denial.

         REQUESTING A REVIEW OF THE DENIAL

         Once the PLAN ADMINISTRATOR has reviewed your claim and notified you in writing of the denial within the required 90-day period, you may contest the denial. You must submit a written request for a review of that denial within 60 days of the date of the PLAN ADMINISTRATOR'S written notification. In case the PLAN ADMINISTRATOR does not notify you of the denial within the required 90-day period, your request for review should be submitted immediately after the 90-day period expires.

         If you wish, you (or your representative) may review the appropriate PLAN documents and submit written information supporting your claim to the appropriate FIDUCIARY. Within 60 days of your request, the PLAN FIDUCIARIES should notify you in writing of the final decision. This notification must:

                  -   Be written in clear, easily understood language; and

                  - Inform you of the decision, the reasons why that decision was made, and the specific PLAN provisions that support it.


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

         If you do not receive a decision on your request for review within 60 days, you can assume your request has been denied.

         If you disagree with the results of the review, you may file suit in federal or state court. If your suit is successful, the court may award you legal costs, including attorneys' fees.

         TIME EXTENSIONS

         Under special circumstances, the 90-day and 60-day notification periods just discussed may be extended by up to 90 days. You will be informed in writing of any extensions before the end of these notification periods. The extension notice will state the special circumstances necessitating the delay and the revised date by which you may expect a decision.

         OTHER RIGHTS YOU MAY HAVE

         Under ERISA, there are steps you can take to enforce your rights. For instance, if you request materials from the PLAN and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the PLAN ADMINISTRATOR to provide the documents and pay you up to $100 a day until you receive them--unless you did not receive the materials for reasons beyond the PLAN ADMINISTRATOR'S control. In addition to defining the rights of PLAN PARTICIPANTS, ERISA imposes obligations on the people responsible for operating the plan. These persons are legally referred to as FIDUCIARIES and must act prudently and in the sole interest of the PLAN'S PARTICIPANTS and BENEFICIARIES. If the FIDUCIARIES misuse the PLAN'S money or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, however, or if the court finds your claim to be frivolous, the court may order you to pay these costs and fees.

         If you have any questions about your PLAN, you should contact the PLAN ADMINISTRATOR. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

         APPROVAL BY THE IRS

         This PLAN is intended to be a "qualified" PLAN under Internal Revenue Code section 401(a). Therefore, certain contributions made to the PLAN are not taxable to you until distributed. In the unlikely event that the IRS determines that the PLAN does not meet its qualification requirements, all contributions will cease. At such time, some or all of your


                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA
contributions may be returned. Any contributions that are returned to you are taxable to you in the year that the DISTRIBUTION is made from the disqualified PLAN.





























                                             FOR ADDITIONAL INFORMATION CONTACT:
                                                    AnswerLine at 1-800-24-CIGNA

                                  13. GLOSSARY


         ACCOUNT
         An individual account is maintained for you under the plan. An account contains all contributions made on your behalf and includes earnings or losses on those contributions.

         ACTIVE EMPLOYEE
         An active employee is someone who is currently employed by the employer.

         ACTUARIAL EQUIVALENT
         Actuaries compare plan benefits based on mathematical assumptions such as the interest rate your account will earn and the life expectancy of you and your beneficiary. A benefit that is found to have substantially the same value as another is said to be the actuarial equivalent of the other.

         BENEFICIARY
         The person to whom the funds in your account will be distributed in the event of your death.

         CONTRIBUTION PERIOD
         For employee contributions, the regular period (either monthly or four-weekly) for which Participants make these contributions. For employer contributions, the regular period (not less than four weeks-not more than one year) in which the employer intends to make contributions.

         DISABLED
         If you should become unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to continue indefinitely, your Plan Administrator may deem you to be disabled.

         DISTRIBUTION

         Any Payments made from your account.

         DOMESTIC RELATIONS ORDER (SEE QUALIFIED DOMESTIC RELATIONS ORDER)

         ELIGIBLE EARNINGS
         Eligible earnings are your wages for the plan year. Eligible earnings may also include amounts contributed by your employer on your behalf to any salary deferral arrangements, even though these amounts are excluded from your gross income for tax purposes.

         The plan does not recognize compensation amounts that exceed an inflation-adjusted annual limit, which is $150,000 for 1995. In some cases, this limit may apply to an entire family working for the same employer. In addition, if you join the plan within the plan year, your limit will be adjusted accordingly.

         EMPLOYER
         The entity (usually a company or Partnership) whose employees are covered under the retirement plan. In the case of a group of employers which constitutes a controlled group of corporations or an affiliated service group, all such employers shall be considered as a single employer for purposes of the plan.

         FIDUCIARY
         A person who has discretionary control over or responsibility for plan administration and/or its assets.

         FOREIGN NATIONAL
         Someone who is a non-United States citizen. Plan sponsors usually allow foreign nationals working and residing in the United States to participate.

         FORMER EMPLOYEE
         A former employee is an employee who is no longer employed by the employer.

         HARDSHIP WITHDRAWAL
         An emergency withdrawal of certain funds from your account due to a serious financial hardship. Specific requirements must be followed in demonstrating the need and amount of a hardship withdrawal.

         HIGHLY COMPENSATED EMPLOYEES
         Under the Internal Revenue Code, an employee is regarded as "highly compensated" if he or she meets any of the criteria listed below. The dollar amounts shown below are 1995 figures and are adjusted annually based on cost-of-living factors determined by the government.

                  -   Owns at least 5% of the company; or

                  -   Earns more than $100,000 a year; or

                  - Earns more than $66,000 a year and is in the top 20% of all employees in terms of compensation; or

                  - Is an officer of the company and earns more than $60,000 a year.

         INDIVIDUAL RETIREMENT ACCOUNT (IRA)
         An IRA is an individual retirement account established to save money for retirement. With an IRA, taxes are deferred on the interest your investment earns, and at times taxes on the contributions themselves are also deferred.

         INTEGRATION LEVEL
         An established amount of a participant's eligible earnings above which the rate of discretionary contributions made is higher than the rate applied to eligible earnings below that level.

         KEY AND NON-KEY EMPLOYEES
         Key employees are generally certain officers, managers and owners of the employer. If a plan becomes top-heavy in any plan year, the benefits earned by that year's non-key employees may be increased.

         LOAN
         A portion of your account balance which you borrow and agree to repay with interest.

         NORMAL RETIREMENT DATE
         The first day of the month following the date you attain the normal retirement age specified in the Plan.

         PARTICIPANT
         A participant is an employee who is eligible to participate under the terms of a qualified plan or who has a right to a benefit from the plan.

         PLAN
         The plan that your employer is maintaining to help you save for your retirement years.

         PLAN ADMINISTRATOR
         Your Plan Administrator is the person or entity who is responsible for the operation of your plan.

         PLAN YEAR
         The period of 12 consecutive months for which records are kept and assets are valued.

         PRERETIREMENT SURVIVOR ANNUITY (PSA)
         A life-long annuity to which your spouse may be entitled if you die before you have started to receive your retirement benefit. The value of a preretirement survivor annuity must be the actuarial equivalent of at least 50% of your account balance as of the date of your death.

         PRE-TAX CONTRIBUTIONS
         An arrangement between you and your employer in which you consent to "defer" a certain amount of salary each pay period. Your employer then deposits this money into your account.

         PRIOR EMPLOYEE CONTRIBUTIONS
         Prior employee contributions are monies from an employee contribution feature which has been discontinued.

         QUALIFIED DOMESTIC RELATIONS ORDER (QDRO)
         A domestic relations order deemed qualified by a Plan Administrator. A qualified domestic relations order can force payment of plan benefits to an alternate payee (e.g., spouse, former spouse, child), even though the plan normally prohibits distributions earlier than retirement, termination, death, or disability.

         RETIREMENT BENEFIT
         The funds paid to you or your designated beneficiary once you separate from service after reaching the earliest retirement date described under the terms of the plan.

         ROLLOVER CONTRIBUTIONS
         Contributions from a retirement plan established by a former employer which are "rolled over" to the current plan either directly or through an Individual Retirement Account (IRA). If the money is rolled directly from one qualified plan to another, the money is not actually distributed to you and is not subject to income tax withholding.

         SALARY DEFERRAL ARRANGEMENT (See PRE-TAX CONTRIBUTIONS)

         SERVICE
         Your length of employment with the employer.

         SEVERANCE FROM SERVICE
         This is the earlier of the date you terminate employment as a result of voluntary quit, retirement, discharge or death or the first anniversary of the date you are absent for vacation, holiday, sickness, disability, leave of absence or layoff.

         TOP HEAVY

         A plan is regarded as top heavy when the current value of accounts attributable to key employees is 60% or more of the total current value of all accounts in the plan.

         TRUSTEE
         An individual or entity appointed by the employer's board of directors who holds title to plan assets and may be responsible for managing the assets.

         WITHDRAWAL
         Money taken out of the interest of your account before you qualify for a distribution.

                       14. INDEX OF ACRONYMS AND IRS TERMS


         401 (K) PLAN
         A plan which allows participants to defer taxable income by making pre-tax contributions to the plan. Federal income tax is deferred until a distribution is made.

         ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST
         A test that is performed each plan year for all plans that allow employee post-tax and/or employer matching contributions. The test ensures that such contributions do not discriminate in favor of highly compensated employees.

         ACTUAL DEFERRAL PERCENTAGE (ADP) TEST
         A test that is performed each plan year for all 401 (k) plans to ensure that employee pre-tax contributions do not discriminate in favor of highly compensated employees.

         ANNUAL ADDITIONS/415 LIMITATIONS
         A limit on all employer and employee contributions (pre-tax and post-tax) and forfeitures allocated to a participant's account. The annual additions limitation is the lesser of $30,000 (as indexed) or 25% of eligible earnings for each year.

         DEPARTMENT OF LABOR (DOL)
         A U.S. Government agency that, among other responsibilities, administers the labor, regulatory, and administrative provisions of ERISA.

         EMPLOYEE RETIREMENT INCOME SECURITY ACT (ERISA) OF 1974
         ERISA is the law designed to protect the rights of participants and beneficiaries of employee benefit plans. ERISA imposes various plan qualification standards and fiduciary responsibilities.

         INTERNAL REVENUE CODE (IRC)
         The Internal Revenue Code of 1986 is the body of law governing the federal taxation of individuals and entities business

         INTERNAL REVENUE SERVICE (IRS)
         The agency of the Federal Treasury Department charged with administering, interpreting, and enforcing the tax code. The IRS also determines whether a plan complies with federal tax regulations for qualified plans.

         QUALIFIED PLAN
         A pension or profit sharing plan that meets the requirements of Internal Revenue Code section 401 (a) and qualifies for special tax considerations.

         SOCIAL SECURITY TAXABLE WAGE BASE
         An annually established amount on which social security benefits are based. The taxable wage base for 1995 is $61,200. Some plans use the social security taxable wage base as the integration level in determining the amount of discretionary contributions.